Exhibit 99.2
Acquisition of Central Refrigerated August 6, 2013
Forward Looking Statement Disclosure This report contains statements that may constitute forward-looking statements, which are based on information currently available, usually identified by words such as "anticipates," "believes," "estimates", "plans," "projects," "expects," "hopes," "intends," "will," "could," "may," or similar expressions which speak only as of the date the statement was made. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are inherently uncertain, are based upon the current beliefs, assumptions and expectations of Company management and current market conditions, which are subject to significant risks and uncertainties as set forth in the Risk Factor Section of our Annual Report Form 10-K for the year ended December 31, 2012. As to the Company's business and financial performance, there are many factors that could cause actual results to differ materially from those in any forward-looking statements. You should understand that there are many important factors, in addition to those discussed and in our filings with the SEC, that could impact us financially. As a result of these and other factors, actual results may differ from those set forth in the forward-looking statements and the prices of the Company's securities may fluctuate dramatically. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events, new information or changes in these expectations. In addition this presentation also includes certain non-GAAP financial measures as defined by the SEC. The calculation of each measure, including a reconciliation to the most closely related GAAP measure are included in the appendix to today's presentation. 2
Overview Transaction Highlights Bill Post, Chairman Central Refrigerated "At a Glance" Richard Stocking, President Strategic Rationale Richard Stocking, President Refrigerated Market Opportunity Strategic Fit Synergy Opportunity Process Summary Bill Post, Chairman Shareholder Value Opportunity Ginnie Henkels, CFO Valuation Leverage and Liquidity Impact Earnings Impact 3
Transaction Highlights 4 Transaction overview Swift acquired 100% of Central Refrigerated for total implied enterprise value of $225 million $189 million in cash and assumption of $36 million in capital lease obligations Implied transaction multiples on LTM June basis: 4.9x EBITDAR; 4.5x EBITDA, 10.2x P/E Central Refrigerated was principally owned by Jerry Moyes A Special Committee of disinterested directors, assisted by independent legal and financial advisors, considered a number of alternatives and ultimately negotiated and approved transaction Overview of Central Refrigerated Central Refrigerated is 5th largest carrier in ~$7-8 billion refrigerated truckload market Comprehensive range of services, including linehaul, dedicated, brokerage and intermodal Equipment fleet includes 2,065 tractors / 3,394 trailers as of June 2013, with average age of 1.68 / 4.24 years LTM June 2013, Central Refrigerated generated $504 million in revenue, $95 million in EBITDAR and $50 million in EBITDA Strategic rationale Customer-driven acquisition Provides Swift with immediate scale in ~$7-8 billion refrigerated market, where growth is expected to continue to outpace other trucking segments Revenue and cost synergy opportunities, leveraging Swift's existing network, customer relationships and infrastructure Transaction expected to be immediately accretive to earnings
Central Refrigerated "At a Glance" Based in West Valley City, Utah 1,800 employees, including 1,322 company drivers 1,019 owner operators under contract 5th largest refrigerated carrier in the US with 2,065 tractors, 3,394 trailers as of June 2013 215.3 million trucking miles LTM June 2013 Comprehensive range of services, including linehaul, dedicated, brokerage and intermodal Deep, long-standing industry relationships Dedicated fleets for Kraft, MillerCoors, and Dole Top customers: Kraft, McClain Foods, Nestle, Wal-Mart and MillerCoors Operates out of four primary terminals West Valley, Utah (owned) Fontana, California (owned) Conley, Georgia (owned) Henderson, Colorado (leased) Growing and profitable company with 92.2% Adjusted OR for FY 2012 5 Revenue EBITDAR Tractors & Trailers ($ in millions) (y-o-y growth) ($ in millions) (y-o-y growth) (CHART) (CHART) (CHART)

Refrigerated Market Opportunity

- Total market size estimated at ~$7-8 billion
  - ~2 million units, expected growth of ~4-5% per year
  - Capacity shortage supporting secular pricing opportunity
- Growth driven primarily by food and beverage industry, particularly given increasing consumer awareness and focus on food quality / safety
  - Food and beverage industry focus provides greater stability of operations, especially in economic downturns
  - Trend towards more cost-effective outsourcing of trucking services
  - Pharmaceutical, healthcare and consumer durables also boosting U.S. refrigerated market
- Fragmented space with few players possessing both natural scale and comprehensive regional footprints
  - Opportunity for further consolidation

REFRIGERATED MARKET REVENUE


($ in billions)
$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
2012
2013
2014
2015

UNITS SERVING REFRIGERATED MARKET


(thousands)
2,500
2,400
2,300
2,200
2,100
2,000
1,900
2012
2013
2014
2015

Source: Industry data and Technavio reports.

6

(CHART) Strategic Fit 7 2012 CENTRAL Refrigerated Revenue mix ($485 million) ($485 million) ($485 million) (CHART) PF 2012 SWIFT Revenue mix ($4.0 Billion) $25 - $150 million > $150 million < $25 million Annual Revenue u u u u u u u u u u u u u
Synergy Opportunity Combination of Central Refrigerated's strong irregular route business with Swift's brand and scale Existing relationship between Swift and Central Refrigerated to facilitate cultural and operational integration Sharing of best practices (operations, strategy, maintenance, claims management, etc.) Cross-selling and other service enhancement opportunities Consolidation of back office Purchasing leverage In-source of Central's maintenance Facility consolidation 8 Synergy opportunities Synergy opportunities Synergy opportunities Cost Savings Steady state savings of ~$4 million per year Revenue Synergies $20 - $40 million incremental revenue per year Would require incremental equipment: ~120 trucks and ~180 trailers per $20 million in revenue Asset Sales Positive cash flow impact of $8 - $10 million Costs to achieve synergies of ~$2 million
Transaction Background Customer demand precipitated Swift's review of alternatives to expand its refrigerated service offering Existing scale and service breadth insufficient to meet customer requirements Special Committee of the Board of Directors comprised of 4 independent directors was established in May 2011 to evaluate full range of alternatives Feasibility of organic growth Attractiveness and availability of acquisition targets Special Committee advised by independent legal and financial advisors: Baker Botts LLP and Lazard Special Committee conducted a rigorous and lengthy process Considered other acquisition targets Start / stop negotiations with Central over a 9-month period Negotiated best possible price and terms Received fairness opinion from Lazard Unanimous Approval by Special Committee 9
Shareholder Value Opportunity $225 million purchase price based on enterprise value Represents 4.9x EBITDAR, 4.5x EBITDA, 10.2x P/E based on LTM June 2013 84% cash / 16% debt assumption Cash portion funded through borrowings on current credit facilities $100 million on A/R facility, $89 million on revolving credit facility, $36 million assumed Pro forma leverage of 2.73x EBITDA compared to 2.58x as of June 30, 2013 Estimated incremental borrowing rate of 2.2% Pro forma remaining liquidity, including cash and restricted cash, in excess of $300 million; projected to be in excess of $400 million by year end Earnings accretion estimated to be ~$0.10 per share on an Adjusted EPS basis in 2013 and 2014 Common control provides for accounting treatment similar to pooling of interests No mark up of assets or creation of intangibles Financial results combined for historical and future periods GAAP results will have anomalies due to Central's S-Corp tax status prior to acquisition, the creation of deferred tax liabilities upon conversion to C-Corp and other transaction and integration related expenses Due to tax anomalies, Swift effective tax rate of 38.5% will be used for Adjusted EPS ~$0.06 Adjusted EPS applied to 1H13; ~$0.04 in 2H13 after certain expenses and interest expense associated with purchase price 10
11 Questions & Answers
12 Appendix
Central Refrigerated EBITDA & EBITDAR 13
Central Refrigerated 2012 Adjusted OR 14